UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 27, 2015

TANGER FACTORY OUTLET CENTERS, INC.
_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Greensboro, North Carolina 27408
(Address of principal executive offices) (Zip Code)

(336) 292-3010
(Registrants' telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On October 27, 2015, Tanger Factory Outlet Centers, Inc. (the "Company") issued a press release announcing its results of operations and financial condition as of and for the quarter ended September 30, 2015. A copy of the Company's press release is hereby furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 27, 2015, the Board of Directors of Tanger Factory Outlet Centers, Inc. (the "Company"), upon recommendation of the Board's Nominating and Corporate Governance Committee, voted to expand, effective January 1, 2016, the number of positions on the Company's board of directors from eight to nine and elected David B. Henry as a director to fill the vacancy, effective January 1, 2016. Mr. Henry's compensation for his services as a non-employee director will be consistent with the Company's compensation practices for non-employee directors described in the Company's Definitive Proxy Statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 2, 2015, under the caption "Compensation of Directors."

Mr. Henry will serve as a director until the next annual meeting of shareholders or until his successor is elected and qualified. Mr. Henry has not been named to serve on any of the Board's committees at this time.

Item 7.01   Regulation FD Disclosure

On October 27, 2015, the Company made publicly available on its website, www.tangeroutlet.com, certain supplemental operating and financial information for the quarter ended September 30, 2015. This supplemental operating and financial information is hereby attached to this current report as Exhibit 99.2. The information contained in this report on Form 8-K, including Exhibit 99.2, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise. The information found on, or otherwise accessible through, the Company's website is not incorporated into, and does not form a part of, this current report on Form 8-K or any other report or document the Company files with or furnishes to the United States Securities and Exchange Commission.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this Report:

Exhibit 99.1	Press release announcing the results of operations and financial condition of the Company as of and for the quarter ended September 30, 2015.

Exhibit 99.2	Supplemental operating and financial information of the Company as of and for the quarter ended September 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2015

TANGER FACTORY OUTLET CENTERS, INC.

By:    /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99.1	Press release announcing the results of operations and financial condition of the Company as of and for the quarter ended September 30, 2015.

99.2	Supplemental operating and financial information of the Company as of and for the quarter ended September 30, 2015.

99.3	Press release announcing David B. Henry appointment to the Board of Directors of Tanger Factory Outlet Centers, Inc.